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                                                                  EXHIBIT 23.1



                     CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


    As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement on Form S-8 pertaining to the 1997 Stock Plan of Cyberonics, Inc. of our report dated August 7, 1997, included in Cyberonics, Inc.'s Form 10-K for the year ended June 30, 1997 and to all references to our Firm included in this Registration Statement.


                                       /s/  ARTHUR ANDERSEN LLP


Houston, Texas
April 10, 1998